CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME ADDENDUM

(C.A.R. Form ETA, Revised 4/06)

The following terms and conditions are hereby incorporated in and made a part of the: ☐ California Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Probate Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☒ Vacant Land Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ Business Purchase Agreement, ☐ other ______________________ ("Agreement"), dated *January 19, 2011*, on property known as *0 Fort Cady Road, Newberry Springs Ca 92365* ("Property"), in which *Coronus Energy Corp ,* is referred to as ("Buyer") and *Seized Property ,* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *March 15, 2011* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to ______________ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______________.
3. **OTHER EXTENSION(S):** The time for ______________ is/are extended to ______________ (Date).
4. **ADDITIONAL TERMS:** *Buyer to waive contingency line item 14 (D) "subject to Board of Director approval on or before February 23, 2011."*

By signing below, Buyer and Seller acknowledge that each has read, understands, and received a copy of and agrees to the terms of this Extension of Time Addendum.

Buyer [signature] *Coronus Energy Corp* Date 2/22/2011

Buyer ______________ Date ______________

Seller [signature] *Seized Property* Date 2/17/11

Seller ______________ Date ______________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by ______________ Date ______________

EQUAL HOUSING OPPORTUNITY

Agent: Paul Tan Phone: 760.955-7888 Fax: 760.955-7796 Prepared using zipForm® software
Broker: Paul Tan 15428 Civic Drive, Suite 100 Victorville, CA 92392

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM

(C.A.R. Form ADM, Revised 10/01)

No. *Two (2)*

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Business Purchase Agreement, ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☐ other ____________

dated *January 19, 2011*, on property known as *0 Fort Cady Rd (APN # 0531-141-03) Newberry Springs, Ca 92365*

in which *Coronus Energy Corp.* is referred to as ("Buyer/Tenant")

and *Mike Hoch, dba, Seized Property* is referred to as ("Seller/Landlord").

1. Seller will not be doing 1031 Exchange and Buyer no longer require to cooperate with 1031 Exchange as stated on line item 14.D and Addendum # 1.

The foregoing terms and conditions are hereby agreed to, and the undersigned acknowledge receipt of a copy of this document.

Date *2/22/2011* Date *2/4/11*

Buyer/Tenant [signature] *Coronus Energy Corp.* Seller/Landlord [signature] *Mike Hoch, dba, Seized Proper*

Buyer/Tenant ____________ Seller/Landlord ____________

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, INC.
a subsidiary of the California Association of REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

Reviewed by Broker or Designee ________ Date ________

Agent: Paul Tan Phone: 760.955-7888 Fax: 760.955-7796 Prepared using zipForm® software
Broker: Paul Tan 15428 Civic Drive, Suite 100 Victorville, CA 92392